Fees Summary	Aug. 06, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 6,966.96
Total Fee Amount	6,966.96
Total Transaction Valuation	45,505,915.84
Total Offset Amount	6,966.96
Net Fee	$ 0.00